                                                                   EXHIBIT 10.13



                         EXECUTIVE EMPLOYMENT AGREEMENT

         THIS AGREEMENT is made and entered into between Mutual Insurance Corporation of America ("MICOA"), a Michigan mutual insurance corporation in conversion and to be renamed American Physicians Assurance Corporation, (the "Employer" or sometimes referred to below as "MICOA/APAC"), its successors, assigns, affiliates, and related companies, and Robert J. Kellogg (the "Executive"), sometimes collectively referred to as "the Parties."

         The Employer desires to employ the Executive in accordance with the terms and conditions of this Agreement and Executive desires to be so employed by Employer.

         NOW, THEREFORE, in consideration of the following mutual covenants and promises and other valuable consideration, the receipt and sufficiency of which is expressly acknowledged, the Parties agree as follows:

         1. EMPLOYMENT. The Employer employs Executive and Executive accepts such employment, in accordance with the following terms and conditions. This Agreement supersedes any prior employment agreements between MICOA/APAC, its present or former affiliates or subsidiaries, and Executive.

         2. TERM. The term of this Agreement shall commence on August 1, 2000 and continue, unless terminated under Paragraph 7, for a term of one (1) year. Thereafter, it shall renew automatically for two additional (2) one (1) year terms unless replaced, or unless terminated in accordance with paragraph 7, below.

         3. DUTIES AND RESPONSIBILITIES. At the commencement of this Agreement, Executive is employed by MICOA/APAC in the position of Chief Operating Officer. Executive is designated senior executive staff status within MICOA/APAC. As such, Executive's duties may be changed from time to time to other duties at a comparable level, and MICOA/APAC may change or amend Executive's position and titles, but Executive shall at all times remain a member of MICOA/APAC's senior executive staff while employed by MICOA/APAC. In addition to duties, positions, or titles held with MICOA/APAC, Executive may be given other such responsibilities for MICOA/APAC's affiliate companies as further described in Paragraph 9, below. Executive will devote his or her best efforts and full working time to the performance of the duties of Executive's position and will not engage in any other employment during the term of this agreement.

         4. COMPENSATION AND INCENTIVE COMPENSATION. MICOA/APAC has previously agreed to pay Executive an initial annual base salary for the year 2000 of $231,000, payable in accordance with MICOA/APAC's normal payroll practices. MICOA/APAC may in its discretion grant Executive greater or additional compensation. Without imposing a legal obligation on itself to grant increases, MICOA/APAC acknowledges that it shall review Executive's performance and compensation annually and may in its discretion award Executive such increases determined to be fair and reasonable considering Executive's performance and the overall profitability of MICOA/APAC and its affiliates, taking into account as appropriate any changes in the cost of living and in federal and state tax. Under no circumstances shall Executive's base salary be reduced during the term of this Agreement. Executive will be eligible to participate in any bonus plan adopted for senior executive staff. If MICOA/APAC or any of its affiliates undertakes a public stock offering, Executive will be eligible to participate in related stock plans, options or grants as a member of senior executive staff.

         5. EMPLOYMENT BENEFITS. During employment, Executive will receive the same perquisites and fringe benefits afforded to those designated as senior executive staff, subject to the terms of MICOA/APAC benefit plans.

         6. BUSINESS EXPENSES. MICOA/APAC shall pay or reimburse Executive promptly, upon presentation of appropriate vouchers, for all necessary business travel and entertainment expenses reasonably incurred by Executive in connection with

MICOA/APAC's business in accordance with company policy.

         7. TERMINATION AND SEVERANCE PAY. MICOA/APAC or Executive may otherwise terminate Executive's employment as provided below. Benefits will terminate when employment terminates subject to Executive's legal rights to continue or convert coverage, and as may further be provided below and in policies of insurance.

         (a)      TERMINATION OF EMPLOYMENT WITHOUT SEVERANCE PAY AND BENEFITS

                  (1) RESIGNATION OF EXECUTIVE. Except as provided in Paragraph 7(b)(2)(b) below, in the event of Executive's resignation Executive's compensation will terminate when employment terminates.

                  (2) TERMINATION BY MICOA/APAC WITH CAUSE. If Executive' employment is terminated by MICOA/APAC for cause as defined below, Executive shall be given written notice of termination, specifying with particularity the basis for termination; and Executive shall not in such case have to be given advance notice or an opportunity to cure the basis for such cause. Termination will be deemed to be for cause if Executive is dismissed for dishonesty, or for intentional commission of a wrongful or illegal act, or for material breach of this Agreement, or failure to perform the duties of Executive's position in a competent and conscientious manner. The Executive's compensation shall terminate as of the date specified in the written notice.


                  (3) DEATH OR DISABILITY OF EMPLOYEE. The Executive's employment shall terminate upon the death or disability of Executive. Disability shall mean the inability of Executive to perform duties with MICOA/APAC on a full-time basis for one hundred eighty (180) days within any period of three hundred sixty-five (365) consecutive days as a result of Executive's incapacity due to physical or mental illness as certified in writing by a physician mutually selected by Executive and MICOA/APAC acting in accordance with steps required from any relevant insurer. In the event that Executive's employment is terminated by reason of death or disability, Executive will not be entitled to any severance pay and Executive's compensation shall terminate as of the date of Executive's death or certification of disability. Executive will be eligible for life, health, and disability benefits (but not unvested 401(k) or pension) in accordance with the terms of the MICOA/APAC benefit plans.

         (b)      TERMINATION OF EMPLOYMENT WITH SEVERANCE PAY AND BENEFITS.

                  (1) If Executive's employment is terminated for any of the reasons stated below in 7(b)(2) as Qualifying Reasons, Executive shall receive severance pay equal to two (2) years of Executive's then current annual base salary plus one and one half (1 1/2) times Executive's bonus paid for the prior calendar year. For a period of twenty-four (24) months after termination, or until benefits of a subsequent employer are available, whichever is sooner, Executive shall be entitled to all benefits under MICOA/APAC's benefit plans (e.g. health, disability, life, but not including 401(k) or pension), as if Executive were still employed during such period, at the same level of benefits and at the same dollar cost to the Executive as is available to MICOA/APAC's senior executives; and if and to the extent that equivalent benefits shall not be payable or provided under any such plan, MICOA/APAC shall pay or provide tax equivalent benefits on an individual basis. The benefits provided in accordance with this paragraph shall be secondary to any comparable benefits available to Executive. In addition to the above, MICOA/APAC shall provide Executive six (6) months outplacement consultation services following termination. Rights under this paragraph 7(b)(1) are due and payable in full upon termination. Payments due to severance may be conditioned upon Executive signing a release of claims against MICOA/APAC in the form and content acceptable to MICOA/APAC or its relevant affiliates.


                  (2)      QUALIFYING REASONS:

                           (a) TERMINATION OF EXECUTIVE'S EMPLOYMENT BY MICOA/APAC WITHOUT CAUSE OR BY NONRENEWAL. Executive is terminated after its first three consecutive terms by nonrenewal of this Agreement upon at least six (6) month's notice, or if otherwise terminated without cause, as cause is defined in Paragraph 7(a)(2), above.

                           (b) TERMINATION OF EXECUTIVE'S EMPLOYMENT BY EXECUTIVE. Executive shall have the right to terminate this Agreement upon written notice to MICOA/APAC within sixty (60) days following the occurrence of one or more of the following events:

                                    i.      Executive is not retained as a
                                            member of the MICOA/APAC senior
                                            executive staff or in a comparable
                                            position with or on behalf of one or
                                            more of MICOA/APAC's affiliates.

                                    ii.     MICOA/APAC acts to materially reduce
                                            Executive's duties and
                                            responsibilities. Executive' duties
                                            and responsibilities shall not be
                                            deemed materially reduced solely by
                                            virtue of the fact that MICOA/APAC
                                            is sold to, or is combined with,
                                            another entity, provided that
                                            Executive shall continue to have
                                            substantially the same duties with
                                            respect to the new or successor
                                            entity.

                                    iii.    MICOA/APAC reduces Executive's then
                                            current annual base salary, contrary
                                            to Paragraph 4, above.

                                    iv.     MICOA/APAC permanently changes the
                                            geographic location of the
                                            performance of Executive's duties
                                            from the Lansing Area headquarters
                                            without Executive's agreement.

                                    v.      Within one (1) year of a Change in
                                            Control of MICOA/APAC.


                                    For purposes of Subparagraphs 7(b)(2),
                                    above, a "Change of Control" means any of the following events: (1) the sale of MICOA/APAC of all or substantially all of its assets to a single purchaser or group of associated purchasers; (2) the sale, exchange or other disposition of MICOA/APAC, in one transaction to any entity or entities not affiliated with MICOA/APAC, of more than fifty percent (50%) of the outstanding common stock of MICOA/APAC other than by a sale, exchange, or disposition of the common stock of MICOA/APAC resulting from a public or private offering of common stock of which offering is sponsored or initiated by MICOA/APAC and approved by its Board; (3) the merger or consolidation of MICOA/APAC in a transaction in which the stockholders of MICOA/APAC receive less than fifty percent

                                    (50%) of the outstanding voting stock of the new or continuing entity. MICOA's conversion to a stock entity and transactions related to that conversion shall not be deemed a Change of Control. A change of MICOA/APAC's Board of Directors, and/or Chief Executive Officer shall not constitute a Change of Control.


         8. SUCCESSORS AND ASSIGNS. This Agreement is binding upon and will be enforceable by MICOA/APAC and by its the successors and assigns of all or substantially all of its business, and any other corporation into which MICOA/APAC may be merged or consolidated. This Agreement, and any rights Executive may have to received payments, may not be assigned or pledged by Executive.

         9. RELATED COMPANIES. Notwithstanding Paragraph 8, above, MICOA/APAC may assign Executive to perform services for other companies that are under common ownership or control with MICOA/APAC, and may assign this Agreement to other companies that are under common ownership or control with MICOA/APAC. Such assignment may be made without Executive's consent.

         10. CONFIDENTIAL INFORMATION AND TRADE SECRETS. Executive acknowledges that he or she will be working with or exposed to confidential information and trade secrets, which are the property of MICOA/APAC and/or its affiliates. Such information includes, but is not limited to: client lists and information; medical data; financial data; sales data; marketing data; policyholder data; claims data; personnel information; business files; contracts; documents; business strategies; business opportunities; any and all information pertaining to potential or actual corporate acquisitions, mergers, consolidations, conversions, joint ventures, or other similar agreements; computer software, software codes, and software documentation, and other documents or information deemed confidential by MICOA/APAC and so designated to Executive. During and after employment with MICOA/APAC, Executive agrees not to share such information with any person outside of MICOA/APAC, except upon prior written authorization from MICOA/APAC following notice to and approval by its board of directors.

         11. MICOA/APAC BUSINESS ASSETS. The Parties agree that the business assets of MICOA/APAC include information regarding MICOA/APAC clients, and relationships with MICOA/APAC clients, and confidential information and trade secrets of MICOA/APAC, including those items listed in Paragraph 9 above. Executive also agrees that the work product of Executive produced in the course of employment with MICOA/APAC will be the property of MICOA/APAC and/or its affiliates. Executive agrees that MICOA/APAC and/or its affiliates shall own the copyright, patent, and other property rights in such work product, and that this work product will be "work made for hire" for copyright purposes. Upon termination of employment, Executive shall deliver to MICOA/APAC all work product, and all confidential information and trade secrets (including but not limited to the items listed in Paragraph 10), and Executive shall not retain any copies. If there is any breach or threatened breach by Executive of the provisions of this paragraph or Paragraph 10, MICOA/APAC shall be entitled to injunctive relief against Executive or those persons or entities with whom Executive is then affiliated, and to reasonable damages, including reasonable attorneys' fees. Such reasonable damages shall include at a minimum but not exclusively the amount of any benefit which Executive would receive from disclosing or using the information.

         12. EMPLOYMENT LIMITATION. Executive agrees that for a period of one (1) year after termination of employment with MICOA/APAC, Executive will not directly or indirectly solicit business from or sell any service or product to any clients of MICOA/APAC or clients of its affiliates for any types of insurance or other services or products which are offered by or through MICOA/APAC or its affiliates. Clients include current insureds and any persons or entity insured or serviced for a fee by MICOA/APAC or its affiliates during the one-year period preceding termination of

Executive's employment. Executive also agrees that for a period of six (6) months after termination of employment with MICOA/APAC, Executive will not accept employment in a similar job capacity with any entity which has a services contract with MICOA/APAC or with a company MICOA/APAC owns or manages, or had such a relationship with within the six (6) months preceding termination employment. Executive also expressly agrees that for a period of two (2) years after termination of employment with MICOA/APAC, Executive will not directly or indirectly induce, attempt to induce, or enable or support the inducement of any employee to depart from or cease employment with MICOA/APAC or its affiliates, nor will Executive interfere with or disrupt MICOA/APAC's or its affiliates' relationships with other employees. If there is any breach or threatened breach of this paragraph, MICOA/APAC and its affiliates shall be entitled to injunctive relief against Executive or those persons or entities with whom Executives is then affiliated, and reasonable damages, including reasonable attorneys' fees.

         13. ARBITRATION OF DISPUTES. Employee and MICOA/APAC agree that any employment-related dispute between them will be submitted for resolution by arbitration, rather than by litigation. Employee waives the right to submit any discrimination claims or other employment-related claims in a court proceeding, and elects instead to submit any such claims to arbitration. This agreement to resolve disputes through arbitration is not a waiver of any of Employee's substantive rights or remedies under law, and the arbitrator shall have the authority to grant any remedy or relief that could be granted in a court proceeding. The arbitration will be conducted in accordance with the American Arbitration Association's National Rules for the Resolution of Employment Disputes. If Employee initiates an arbitration proceeding, MICOA/APAC will reimburse Employee for one-half of the initial filing fee. The arbitrator shall also have the authority to award reimbursement of fees and expenses as part of the remedy, in accordance with applicable law. Employee and MICOA/APAC agree that judgment upon the award rendered by the arbitrator may be entered in any court having proper jurisdiction.

         14. RESOLUTION OF DISPUTES. This Agreement will be governed by and interpreted in accordance with the laws of the State of Michigan.

         15. ENTIRE AGREEMENT, ETC. This written contract is the entire Employment Agreement between the parties, and it supersedes all prior negotiations, employment interviews, communications, and understandings between the Parties. There are no other Employment Agreements between the Parties. This Agreement may only be changed by a written agreement signed by MICOA/APAC's Chief Executive Officer, and approved by its Board of Directors. If one or more of the provisions of this Agreement are held to be unenforceable, the remainder of the Agreement shall be effective.


                  Dated this 11th day of October, 2000.

EXECUTIVE                               MUTUAL INSURANCE
                                        CORPORATION
                                                  OF
                                        AMERICA/AMERICAN PHYSICIANS
                                        ASSURANCE CORPORATION

Robert J. Kellogg                       William B. Cheeseman

- ---------------------------             ----------------------------------------
Robert J. Kellogg                       President and Chief Executive Officer

                                                                   EXHIBIT 10.14



                         EXECUTIVE EMPLOYMENT AGREEMENT

         THIS AGREEMENT is made and entered into between Mutual Insurance Corporation of America ("MICOA"), a Michigan mutual insurance corporation in conversion and to be renamed American Physicians Assurance Corporation, (the "Employer" or sometimes referred to below as "MICOA/APAC"), its successors, assigns, affiliates, and related companies, and Frank H. Freund (the "Executive"), sometimes collectively referred to as "the Parties."

         The Employer desires to employ the Executive in accordance with the terms and conditions of this Agreement and Executive desires to be so employed by Employer.

         NOW, THEREFORE, in consideration of the following mutual covenants and promises and other valuable consideration, the receipt and sufficiency of which is expressly acknowledged, the Parties agree as follows:

         1. EMPLOYMENT. The Employer employs Executive and Executive accepts such employment, in accordance with the following terms and conditions. This Agreement supersedes any prior employment agreements between MICOA/APAC, its present or former affiliates or subsidiaries, and Executive.

         2. TERM. The term of this Agreement shall commence on August 1, 2000 and continue, unless terminated under Paragraph 7, for a term of one (1) year. Thereafter, it shall renew automatically for two additional (2) one (1) year terms unless replaced, or unless terminated in accordance with paragraph 7, below.

         3. DUTIES AND RESPONSIBILITIES. At the commencement of this Agreement, Executive is employed by MICOA/APAC in the position of Chief Financial Officer. Executive is designated senior executive staff status within MICOA/APAC. As such, Executive's duties may be changed from time to time to other duties at a comparable level, and MICOA/APAC may change or amend Executive's position and titles, but Executive shall at all times remain a member of MICOA/APAC's senior executive staff while employed by MICOA/APAC. In addition to duties, positions, or titles held with MICOA/APAC, Executive may be given other such responsibilities for MICOA/APAC's affiliate companies as further described in Paragraph 9, below. Executive will devote his or her best efforts and full working time to the performance of the duties of Executive's position and will not engage in any other employment during the term of this agreement.

         4. COMPENSATION AND INCENTIVE COMPENSATION. MICOA/APAC has previously agreed to pay Executive an initial annual base salary for the year 2000 of $210,000, payable in accordance with MICOA/APAC's normal payroll practices. MICOA/APAC may in its discretion grant Executive greater or additional compensation. Without imposing a legal obligation on itself to grant increases, MICOA/APAC acknowledges that it shall review Executive's performance and compensation annually and may in its discretion award Executive such increases determined to be fair and reasonable considering Executive's performance and the overall profitability of MICOA/APAC and its affiliates, taking into account as appropriate any changes in the cost of living and in federal and state tax. Under no circumstances shall Executive's base salary be reduced during the term of this Agreement. Executive will be eligible to participate in any bonus plan adopted for senior executive staff. If MICOA/APAC or any of its affiliates undertakes a public stock offering, Executive will be eligible to participate in related stock plans, options or grants as a member of senior executive staff.

         5. EMPLOYMENT BENEFITS. During employment, Executive will receive the same perquisites and fringe benefits afforded to those designated as senior executive staff, subject to the terms of MICOA/APAC benefit plans.

         6. BUSINESS EXPENSES. MICOA/APAC shall pay or reimburse Executive promptly, upon presentation of appropriate vouchers, for all necessary business travel and entertainment expenses reasonably incurred by Executive in connection with

MICOA/APAC's business in accordance with company policy.

         7. TERMINATION AND SEVERANCE PAY. MICOA/APAC or Executive may otherwise terminate Executive's employment as provided below. Benefits will terminate when employment terminates subject to Executive's legal rights to continue or convert coverage, and as may further be provided below and in policies of insurance.

         (a)      TERMINATION OF EMPLOYMENT WITHOUT SEVERANCE PAY AND BENEFITS

                  (1) RESIGNATION OF EXECUTIVE. Except as provided in Paragraph 7(b)(2)(b) below, in the event of Executive's resignation Executive's compensation will terminate when employment terminates.

                  (2) TERMINATION BY MICOA/APAC WITH CAUSE. If Executive' employment is terminated by MICOA/APAC for cause as defined below, Executive shall be given written notice of termination, specifying with particularity the basis for termination; and Executive shall not in such case have to be given advance notice or an opportunity to cure the basis for such cause. Termination will be deemed to be for cause if Executive is dismissed for dishonesty, or for intentional commission of a wrongful or illegal act, or for material breach of this Agreement, or failure to perform the duties of Executive's position in a competent and conscientious manner. The Executive's compensation shall terminate as of the date specified in the written notice.

                  (3) DEATH OR DISABILITY OF EMPLOYEE. The Executive's employment shall terminate upon the death or disability of Executive. Disability shall mean the inability of Executive to perform duties with MICOA/APAC on a full-time basis for one hundred eighty (180) days within any period of three hundred sixty-five (365) consecutive days as a result of Executive's incapacity due to physical or mental illness as certified in writing by a physician mutually selected by Executive and MICOA/APAC acting in accordance with steps required from any relevant insurer. In the event that Executive's employment is terminated by reason of death or disability, Executive will not be entitled to any severance pay and Executive's compensation shall terminate as of the date of Executive's death or certification of disability. Executive will be eligible for life, health, and disability benefits (but not unvested 401(k) or pension) in accordance with the terms of the MICOA/APAC benefit plans.

         (b)      TERMINATION OF EMPLOYMENT WITH SEVERANCE PAY AND BENEFITS.

                  (1) If Executive's employment is terminated for any of the reasons stated below in 7(b)(2) as Qualifying Reasons, Executive shall receive severance pay equal to two (2) years of Executive's then current annual base salary plus one and one half (1 1/2) times Executive's bonus paid for the prior calendar year. For a period of twenty-four (24) months after termination, or until benefits of a subsequent employer are available, whichever is sooner, Executive shall be entitled to all benefits under MICOA/APAC's benefit plans (e.g. health, disability, life, but not including 401(k) or pension), as if Executive were still employed during such period, at the same level of benefits and at the same dollar cost to the Executive as is available to MICOA/APAC's senior executives; and if and to the extent that equivalent benefits shall not be payable or provided under any such plan, MICOA/APAC shall pay or provide tax equivalent benefits on an individual basis. The benefits provided in accordance with this paragraph shall be secondary to any comparable benefits available to Executive. In addition to the above, MICOA/APAC shall provide Executive six (6) months outplacement consultation services following termination. Rights under this paragraph 7(b)(1) are due and payable in full upon termination. Payments due to severance may be conditioned upon Executive signing a release of claims against MICOA/APAC in the form and content acceptable to MICOA/APAC or its relevant affiliates.


                  (2)      QUALIFYING REASONS:

                           (a) TERMINATION OF EXECUTIVE'S EMPLOYMENT BY MICOA/APAC WITHOUT CAUSE OR BY NONRENEWAL. Executive is terminated after its first three consecutive terms by nonrenewal of this Agreement upon at least six (6) month's notice, or if otherwise terminated without cause, as cause is defined in Paragraph 7(a)(2), above.

                           (b) TERMINATION OF EXECUTIVE'S EMPLOYMENT BY EXECUTIVE. Executive shall have the right to terminate this Agreement upon written notice to MICOA/APAC within sixty (60) days following the occurrence of one or more of the following events:

                                    i.      Executive is not retained as a
                                            member of the MICOA/APAC senior
                                            executive staff or in a comparable
                                            position with or on behalf of one or
                                            more of MICOA/APAC's affiliates.

                                    ii.     MICOA/APAC acts to materially reduce
                                            Executive's duties and
                                            responsibilities. Executive' duties
                                            and responsibilities shall not be
                                            deemed materially reduced solely by
                                            virtue of the fact that MICOA/APAC
                                            is sold to, or is combined with,
                                            another entity, provided that
                                            Executive shall continue to have
                                            substantially the same duties with
                                            respect to the new or successor
                                            entity.

                                    iii.    MICOA/APAC reduces Executive's then
                                            current annual base salary, contrary
                                            to Paragraph 4, above.

                                    iv.     MICOA/APAC permanently changes the
                                            geographic location of the
                                            performance of Executive's duties
                                            from the Lansing Area headquarters
                                            without Executive's agreement.

                                    v.      Within one (1) year of a Change in
                                            Control of MICOA/APAC.

                                    For purposes of Subparagraphs 7(b)(2),
                                    above, a "Change of Control" means any of the following events: (1) the sale of MICOA/APAC of all or substantially all of its assets to a single purchaser or group of associated purchasers; (2) the sale, exchange or other disposition of MICOA/APAC, in one transaction to any entity or entities not affiliated with MICOA/APAC, of more than fifty percent (50%) of the outstanding common stock of MICOA/APAC other than by a sale, exchange, or disposition of the common stock of MICOA/APAC resulting from a public or private offering of common stock of which offering is sponsored or initiated by MICOA/APAC and approved by its Board; (3) the merger or consolidation of MICOA/APAC in a transaction in which the stockholders of MICOA/APAC receive less than fifty percent

                                    (50%) of the outstanding voting stock of the new or continuing entity. MICOA's conversion to a stock entity and transactions related to that conversion shall not be deemed a Change of Control. A change of MICOA/APAC's Board of Directors, and/or Chief Executive Officer shall not constitute a Change of Control.


         8. SUCCESSORS AND ASSIGNS. This Agreement is binding upon and will be enforceable by MICOA/APAC and by its the successors and assigns of all or substantially all of its business, and any other corporation into which MICOA/APAC may be merged or consolidated. This Agreement, and any rights Executive may have to received payments, may not be assigned or pledged by Executive.

         9. RELATED COMPANIES. Notwithstanding Paragraph 8, above, MICOA/APAC may assign Executive to perform services for other companies that are under common ownership or control with MICOA/APAC, and may assign this Agreement to other companies that are under common ownership or control with MICOA/APAC. Such assignment may be made without Executive's consent.

         10. CONFIDENTIAL INFORMATION AND TRADE SECRETS. Executive acknowledges that he or she will be working with or exposed to confidential information and trade secrets, which are the property of MICOA/APAC and/or its affiliates. Such information includes, but is not limited to: client lists and information; medical data; financial data; sales data; marketing data; policyholder data; claims data; personnel information; business files; contracts; documents; business strategies; business opportunities; any and all information pertaining to potential or actual corporate acquisitions, mergers, consolidations, conversions, joint ventures, or other similar agreements; computer software, software codes, and software documentation, and other documents or information deemed confidential by MICOA/APAC and so designated to Executive. During and after employment with MICOA/APAC, Executive agrees not to share such information with any person outside of MICOA/APAC, except upon prior written authorization from MICOA/APAC following notice to and approval by its board of directors.

         11. MICOA/APAC BUSINESS ASSETS. The Parties agree that the business assets of MICOA/APAC include information regarding MICOA/APAC clients, and relationships with MICOA/APAC clients, and confidential information and trade secrets of MICOA/APAC, including those items listed in Paragraph 9 above. Executive also agrees that the work product of Executive produced in the course of employment with MICOA/APAC will be the property of MICOA/APAC and/or its affiliates. Executive agrees that MICOA/APAC and/or its affiliates shall own the copyright, patent, and other property rights in such work product, and that this work product will be "work made for hire" for copyright purposes. Upon termination of employment, Executive shall deliver to MICOA/APAC all work product, and all confidential information and trade secrets (including but not limited to the items listed in Paragraph 10), and Executive shall not retain any copies. If there is any breach or threatened breach by Executive of the provisions of this paragraph or Paragraph 10, MICOA/APAC shall be entitled to injunctive relief against Executive or those persons or entities with whom Executive is then affiliated, and to reasonable damages, including reasonable attorneys' fees. Such reasonable damages shall include at a minimum but not exclusively the amount of any benefit which Executive would receive from disclosing or using the information.



         12. EMPLOYMENT LIMITATION. Executive agrees that for a period of one (1) year after termination of employment with MICOA/APAC, Executive will not directly or indirectly solicit business from or sell any service or product to any clients of MICOA/APAC or clients of its affiliates for any types of insurance or other services or products which are offered by or through MICOA/APAC or its affiliates. Clients include current insureds and any persons or entity insured or serviced for a fee by MICOA/APAC or its affiliates during the one-year period preceding termination of

Executive's employment. Executive also agrees that for a period of six (6) months after termination of employment with MICOA/APAC, Executive will not accept employment in a similar job capacity with any entity which has a services contract with MICOA/APAC or with a company MICOA/APAC owns or manages, or had such a relationship with within the six (6) months preceding termination employment. Executive also expressly agrees that for a period of two (2) years after termination of employment with MICOA/APAC, Executive will not directly or indirectly induce, attempt to induce, or enable or support the inducement of any employee to depart from or cease employment with MICOA/APAC or its affiliates, nor will Executive interfere with or disrupt MICOA/APAC's or its affiliates' relationships with other employees. If there is any breach or threatened breach of this paragraph, MICOA/APAC and its affiliates shall be entitled to injunctive relief against Executive or those persons or entities with whom Executives is then affiliated, and reasonable damages, including reasonable attorneys' fees.

         13. ARBITRATION OF DISPUTES. Employee and MICOA/APAC agree that any employment-related dispute between them will be submitted for resolution by arbitration, rather than by litigation. Employee waives the right to submit any discrimination claims or other employment-related claims in a court proceeding, and elects instead to submit any such claims to arbitration. This agreement to resolve disputes through arbitration is not a waiver of any of Employee's substantive rights or remedies under law, and the arbitrator shall have the authority to grant any remedy or relief that could be granted in a court proceeding. The arbitration will be conducted in accordance with the American Arbitration Association's National Rules for the Resolution of Employment Disputes. If Employee initiates an arbitration proceeding, MICOA/APAC will reimburse Employee for one-half of the initial filing fee. The arbitrator shall also have the authority to award reimbursement of fees and expenses as part of the remedy, in accordance with applicable law. Employee and MICOA/APAC agree that judgment upon the award rendered by the arbitrator may be entered in any court having proper jurisdiction.

         14. RESOLUTION OF DISPUTES. This Agreement will be governed by and interpreted in accordance with the laws of the State of Michigan.

         15. ENTIRE AGREEMENT, ETC. This written contract is the entire Employment Agreement between the parties, and it supersedes all prior negotiations, employment interviews, communications, and understandings between the Parties. There are no other Employment Agreements between the Parties. This Agreement may only be changed by a written agreement signed by MICOA/APAC's Chief Executive Officer, and approved by its Board of Directors. If one or more of the provisions of this Agreement are held to be unenforceable, the remainder of the Agreement shall be effective.


                  Dated this 11th day of October, 2000.

EXECUTIVE                           MUTUAL INSURANCE
                                    CORPORATION
                                                 OF
                                    AMERICA/AMERICAN PHYSICIANS
                                    ASSURANCE CORPORATION

Frank H. Freund                     William B. Cheeseman

- --------------------------          -------------------------------------
Frank H. Freund                     President and Chief Executive Officer

                                                                   EXHIBIT 10.15

                         EXECUTIVE EMPLOYMENT AGREEMENT

         THIS AGREEMENT is made and entered into between Mutual Insurance Corporation of America ("MICOA"), a Michigan mutual insurance corporation in conversion and to be renamed American Physicians Assurance Corporation, (the "Employer" or sometimes referred to below as "MICOA/APAC"), its successors, assigns, affiliates, and related companies, and Stephen L. Byrnes (the "Executive"), sometimes collectively referred to as "the Parties."

         The Employer desires to employ the Executive in accordance with the terms and conditions of this Agreement and Executive desires to be so employed by Employer.

         NOW, THEREFORE, in consideration of the following mutual covenants and promises and other valuable consideration, the receipt and sufficiency of which is expressly acknowledged, the Parties agree as follows:

         1. EMPLOYMENT. The Employer employs Executive and Executive accepts such employment, in accordance with the following terms and conditions. This Agreement supersedes any prior employment agreements between MICOA/APAC, its present or former affiliates or subsidiaries, and Executive.

         2. TERM. The term of this Agreement shall commence on August 1, 2000 and continue, unless terminated under Paragraph 7, for a term of one (1) year. Thereafter, it shall renew automatically for two additional (2) one (1) year terms unless replaced, or unless terminated in accordance with paragraph 7, below.

         3. DUTIES AND RESPONSIBILITIES. At the commencement of this Agreement, Executive is employed by MICOA/APAC in the position of Chief Marketing Officer. Executive is designated senior executive staff status within MICOA/APAC. As such, Executive's duties may be changed from time to time to other duties at a comparable level, and MICOA/APAC may change or amend Executive's position and titles, but Executive shall at all times remain a member of MICOA/APAC's senior executive staff while employed by MICOA/APAC. In addition to duties, positions, or titles held with MICOA/APAC, Executive may be given other such responsibilities for MICOA/APAC's affiliate companies as further described in Paragraph 9, below. Executive will devote his or her best efforts and full working time to the performance of the duties of Executive's position and will not engage in any other employment during the term of this agreement.

         4. COMPENSATION AND INCENTIVE COMPENSATION. MICOA/APAC has previously agreed to pay Executive an initial annual base salary for the year 2000 of $175,000, payable in accordance with MICOA/APAC's normal payroll practices. MICOA/APAC may in its discretion grant Executive greater or additional compensation. Without imposing a legal obligation on itself to grant increases, MICOA/APAC acknowledges that it shall review Executive's performance and compensation annually and may in its discretion award Executive such increases determined to be fair and reasonable considering Executive's performance and the overall profitability of MICOA/APAC and its affiliates, taking into account as appropriate any changes in the cost of living and in federal and state tax. Under no circumstances shall Executive's base salary be reduced during the term of this Agreement. Executive will be eligible to participate in any bonus plan adopted for senior executive staff. If MICOA/APAC or any of its affiliates undertakes a public stock offering, Executive will be eligible to participate in related stock plans, options or grants as a member of senior executive staff.

         5. EMPLOYMENT BENEFITS. During employment, Executive will receive the same perquisites and fringe benefits afforded to those designated as senior executive staff, subject to the terms of MICOA/APAC benefit plans.

         6. BUSINESS EXPENSES. MICOA/APAC shall pay or reimburse Executive promptly, upon presentation of appropriate vouchers, for all necessary business travel and entertainment expenses reasonably incurred by Executive in connection with MICOA/APAC's business in accordance with company policy.

         7. TERMINATION AND SEVERANCE PAY. MICOA/APAC or Executive may otherwise terminate Executive's employment as provided below. Benefits will terminate when employment terminates subject to Executive's legal rights to continue or convert coverage, and as may further be provided below and in policies of insurance.

         (a)      TERMINATION OF EMPLOYMENT WITHOUT SEVERANCE PAY AND BENEFITS

                  (1) RESIGNATION OF EXECUTIVE. Except as provided in Paragraph 7(b)(2)(b) below, in the event of Executive's resignation Executive's compensation will terminate when employment terminates.

                  (2) TERMINATION BY MICOA/APAC WITH CAUSE. If Executive' employment is terminated by MICOA/APAC for cause as defined below, Executive shall be given written notice of termination, specifying with particularity the basis for termination; and Executive shall not in such case have to be given advance notice or an opportunity to cure the basis for such cause. Termination will be deemed to be for cause if Executive is dismissed for dishonesty, or for intentional commission of a wrongful or illegal act, or for material breach of this Agreement, or failure to perform the duties of Executive's position in a competent and conscientious manner. The Executive's compensation shall terminate as of the date specified in the written notice.

                  (3) DEATH OR DISABILITY OF EMPLOYEE. The Executive's employment shall terminate upon the death or disability of Executive. Disability shall mean the inability of Executive to perform duties with MICOA/APAC on a full-time basis for one hundred eighty (180) days within any period of three hundred sixty-five (365) consecutive days as a result of Executive's incapacity due to physical or mental illness as certified in writing by a physician mutually selected by Executive and MICOA/APAC acting in accordance with steps required from any relevant insurer. In the event that Executive's employment is terminated by reason of death or disability, Executive will not be entitled to any severance pay and Executive's compensation shall terminate as of the date of Executive's death or certification of disability. Executive will be eligible for life, health, and disability benefits (but not unvested 401(k) or pension) in accordance with the terms of the MICOA/APAC benefit plans.

         (b)      TERMINATION OF EMPLOYMENT WITH SEVERANCE PAY AND BENEFITS.

                  (1) If Executive's employment is terminated for any of the reasons stated below in 7(b)(2) as Qualifying Reasons, Executive shall receive severance pay equal to two (2) years of Executive's then current annual base salary plus one and one half (1 1/2) times Executive's bonus paid for the prior calendar year. For a period of twenty-four (24) months after termination, or until benefits of a subsequent employer are available, whichever is sooner, Executive shall be entitled to all benefits under MICOA/APAC's benefit plans (e.g. health, disability, life, but not including 401(k) or pension), as if Executive were still employed during such period, at the same level of benefits and at the same dollar cost to the Executive as is available to MICOA/APAC's senior executives; and if and to the extent that equivalent benefits shall not be payable or provided under any such plan, MICOA/APAC shall pay or provide tax equivalent benefits on an individual basis. The benefits provided in accordance with this paragraph shall be secondary to any comparable benefits available to Executive. In addition to the above, MICOA/APAC shall provide Executive six (6) months outplacement consultation services following termination. Rights under this paragraph 7(b)(1) are due and payable in full upon termination. Payments due to severance may be conditioned upon Executive signing a release of claims against MICOA/APAC in the form and content acceptable to MICOA/APAC or its relevant affiliates.


                  (2)      QUALIFYING REASONS:

                           (a) TERMINATION OF EXECUTIVE'S EMPLOYMENT BY MICOA/APAC WITHOUT CAUSE OR BY NONRENEWAL. Executive is terminated after its first three consecutive terms by nonrenewal of this Agreement upon at least six (6) month's notice, or if otherwise terminated without cause, as cause is defined in Paragraph 7(a)(2), above.

                           (b) TERMINATION OF EXECUTIVE'S EMPLOYMENT BY EXECUTIVE. Executive shall have the right to terminate this Agreement upon written notice to MICOA/APAC within sixty (60) days following the occurrence of one or more of the following events:

                                    i.      Executive is not retained as a
                                            member of the MICOA/APAC senior
                                            executive staff or in a comparable
                                            position with or on behalf of one or
                                            more of MICOA/APAC's affiliates.

                                    ii.     MICOA/APAC acts to materially reduce
                                            Executive's duties and
                                            responsibilities. Executive' duties
                                            and responsibilities shall not be
                                            deemed materially reduced solely by
                                            virtue of the fact that MICOA/APAC
                                            is sold to, or is combined with,
                                            another entity, provided that
                                            Executive shall continue to have
                                            substantially the same duties with
                                            respect to the new or successor
                                            entity.

                                    iii.    MICOA/APAC reduces Executive's then
                                            current annual base salary, contrary
                                            to Paragraph 4, above.

                                    iv.     MICOA/APAC permanently changes the
                                            geographic location of the
                                            performance of Executive's duties
                                            from the Lansing Area headquarters
                                            without Executive's agreement.

                                    v.      Within one (1) year of a Change in
                                            Control of MICOA/APAC.

                                    For purposes of Subparagraphs 7(b)(2),
                                    above, a "Change of Control" means any of the following events: (1) the sale of MICOA/APAC of all or substantially all of its assets to a single purchaser or group of associated purchasers; (2) the sale, exchange or other disposition of MICOA/APAC, in one transaction to any entity or entities not affiliated with MICOA/APAC, of more than fifty percent (50%) of the outstanding common stock of MICOA/APAC other than by a sale, exchange, or disposition of the common stock of MICOA/APAC resulting from a public or private offering of common stock of which offering is sponsored or initiated by

                                    MICOA/APAC and approved by its Board; (3) the merger or consolidation of MICOA/APAC in a transaction in which the stockholders of MICOA/APAC receive less than fifty percent (50%) of the outstanding voting stock of the new or continuing entity. MICOA's conversion to a stock entity and transactions related to that conversion shall not be deemed a Change of Control. A change of MICOA/APAC's Board of Directors, and/or Chief Executive Officer shall not constitute a Change of Control.


         8. SUCCESSORS AND ASSIGNS. This Agreement is binding upon and will be enforceable by MICOA/APAC and by its the successors and assigns of all or substantially all of its business, and any other corporation into which MICOA/APAC may be merged or consolidated. This Agreement, and any rights Executive may have to received payments, may not be assigned or pledged by Executive.

         9. RELATED COMPANIES. Notwithstanding Paragraph 8, above, MICOA/APAC may assign Executive to perform services for other companies that are under common ownership or control with MICOA/APAC, and may assign this Agreement to other companies that are under common ownership or control with MICOA/APAC. Such assignment may be made without Executive's consent.

         10. CONFIDENTIAL INFORMATION AND TRADE SECRETS. Executive acknowledges that he or she will be working with or exposed to confidential information and trade secrets, which are the property of MICOA/APAC and/or its affiliates. Such information includes, but is not limited to: client lists and information; medical data; financial data; sales data; marketing data; policyholder data; claims data; personnel information; business files; contracts; documents; business strategies; business opportunities; any and all information pertaining to potential or actual corporate acquisitions, mergers, consolidations, conversions, joint ventures, or other similar agreements; computer software, software codes, and software documentation, and other documents or information deemed confidential by MICOA/APAC and so designated to Executive. During and after employment with MICOA/APAC, Executive agrees not to share such information with any person outside of MICOA/APAC, except upon prior written authorization from MICOA/APAC following notice to and approval by its board of directors.

         11. MICOA/APAC BUSINESS ASSETS. The Parties agree that the business assets of MICOA/APAC include information regarding MICOA/APAC clients, and relationships with MICOA/APAC clients, and confidential information and trade secrets of MICOA/APAC, including those items listed in Paragraph 9 above. Executive also agrees that the work product of Executive produced in the course of employment with MICOA/APAC will be the property of MICOA/APAC and/or its affiliates. Executive agrees that MICOA/APAC and/or its affiliates shall own the copyright, patent, and other property rights in such work product, and that this work product will be "work made for hire" for copyright purposes. Upon termination of employment, Executive shall deliver to MICOA/APAC all work product, and all confidential information and trade secrets (including but not limited to the items listed in Paragraph 10), and Executive shall not retain any copies. If there is any breach or threatened breach by Executive of the provisions of this paragraph or Paragraph 10, MICOA/APAC shall be entitled to injunctive relief against Executive or those persons or entities with whom Executive is then affiliated, and to reasonable damages, including reasonable attorneys' fees. Such reasonable damages shall include at a minimum but not exclusively the amount of any benefit which Executive would receive from disclosing or using the information.



         12. EMPLOYMENT LIMITATION. Executive agrees that for a period of one (1) year after termination of employment with MICOA/APAC, Executive will not directly or indirectly solicit business from or sell any service or product to any clients of

MICOA/APAC or clients of its affiliates for any types of insurance or other services or products which are offered by or through MICOA/APAC or its affiliates. Clients include current insureds and any persons or entity insured or serviced for a fee by MICOA/APAC or its affiliates during the one-year period preceding termination of Executive's employment. Executive also agrees that for a period of six (6) months after termination of employment with MICOA/APAC, Executive will not accept employment in a similar job capacity with any entity which has a services contract with MICOA/APAC or with a company MICOA/APAC owns or manages, or had such a relationship with within the six (6) months preceding termination employment. Executive also expressly agrees that for a period of two
(2) years after termination of employment with MICOA/APAC, Executive will not directly or indirectly induce, attempt to induce, or enable or support the inducement of any employee to depart from or cease employment with MICOA/APAC or its affiliates, nor will Executive interfere with or disrupt MICOA/APAC's or its affiliates' relationships with other employees. If there is any breach or threatened breach of this paragraph, MICOA/APAC and its affiliates shall be entitled to injunctive relief against Executive or those persons or entities with whom Executives is then affiliated, and reasonable damages, including reasonable attorneys' fees.

         13. ARBITRATION OF DISPUTES. Employee and MICOA/APAC agree that any employment-related dispute between them will be submitted for resolution by arbitration, rather than by litigation. Employee waives the right to submit any discrimination claims or other employment-related claims in a court proceeding, and elects instead to submit any such claims to arbitration. This agreement to resolve disputes through arbitration is not a waiver of any of Employee's substantive rights or remedies under law, and the arbitrator shall have the authority to grant any remedy or relief that could be granted in a court proceeding. The arbitration will be conducted in accordance with the American Arbitration Association's National Rules for the Resolution of Employment Disputes. If Employee initiates an arbitration proceeding, MICOA/APAC will reimburse Employee for one-half of the initial filing fee. The arbitrator shall also have the authority to award reimbursement of fees and expenses as part of the remedy, in accordance with applicable law. Employee and MICOA/APAC agree that judgment upon the award rendered by the arbitrator may be entered in any court having proper jurisdiction.

         14. RESOLUTION OF DISPUTES. This Agreement will be governed by and interpreted in accordance with the laws of the State of Michigan.

         15. ENTIRE AGREEMENT, ETC. This written contract is the entire Employment Agreement between the parties, and it supersedes all prior negotiations, employment interviews, communications, and understandings between the Parties. There are no other Employment Agreements between the Parties. This Agreement may only be changed by a written agreement signed by MICOA/APAC's Chief Executive Officer, and approved by its Board of Directors. If one or more of the provisions of this Agreement are held to be unenforceable, the remainder of the Agreement shall be effective.


                  Dated this 11th day of October, 2000.

EXECUTIVE                               MUTUAL INSURANCE
                                        CORPORATION
                                                 OF
                                        AMERICA/AMERICAN PHYSICIANS
                                        ASSURANCE CORPORATION

Stephen L. Byrnes                       William B. Cheeseman

- --------------------------------        ---------------------------------------
Stephen L. Byrnes                       President and Chief Executive Officer

                                                                   EXHIBIT 10.16

                         EXECUTIVE EMPLOYMENT AGREEMENT

         THIS AGREEMENT is made and entered into between Mutual Insurance Corporation of America ("MICOA"), a Michigan mutual insurance corporation in conversion and to be renamed American Physicians Assurance Corporation, (the "Employer" or sometimes referred to below as "MICOA/APAC"), its successors, assigns, affiliates, and related companies, and Margo C. Runkle (the "Executive"), sometimes collectively referred to as "the Parties."

         The Employer desires to employ the Executive in accordance with the terms and conditions of this Agreement and Executive desires to be so employed by Employer.

         NOW, THEREFORE, in consideration of the following mutual covenants and promises and other valuable consideration, the receipt and sufficiency of which is expressly acknowledged, the Parties agree as follows:

         1. EMPLOYMENT. The Employer employs Executive and Executive accepts such employment, in accordance with the following terms and conditions. This Agreement supersedes any prior employment agreements between MICOA/APAC, its present or former affiliates or subsidiaries, and Executive.

         2. TERM. The term of this Agreement shall commence on August 1, 2000 and continue, unless terminated under Paragraph 7, for a term of one (1) year. Thereafter, it shall renew automatically for two additional (2) one (1) year terms unless replaced, or unless terminated in accordance with paragraph 7, below.

         3. DUTIES AND RESPONSIBILITIES. At the commencement of this Agreement, Executive is employed by MICOA/APAC in the position of Chief Human Resources Officer. Executive is designated senior executive staff status within MICOA/APAC. As such, Executive's duties may be changed from time to time to other duties at a comparable level, and MICOA/APAC may change or amend Executive's position and titles, but Executive shall at all times remain a member of MICOA/APAC's senior executive staff while employed by MICOA/APAC. In addition to duties, positions, or titles held with MICOA/APAC, Executive may be given other such responsibilities for MICOA/APAC's affiliate companies as further described in Paragraph 9, below. Executive will devote his or her best efforts and full working time to the performance of the duties of Executive's position and will not engage in any other employment during the term of this agreement.

         4. COMPENSATION AND INCENTIVE COMPENSATION. MICOA/APAC has previously agreed to pay Executive an initial annual base salary for the year 2000 of $151,000, payable in accordance with MICOA/APAC's normal payroll practices. MICOA/APAC may in its discretion grant Executive greater or additional compensation. Without imposing a legal obligation on itself to grant increases, MICOA/APAC acknowledges that it shall review Executive's performance and compensation annually and may in its discretion award Executive such increases determined to be fair and reasonable considering Executive's performance and the overall profitability of MICOA/APAC and its affiliates, taking into account as appropriate any changes in the cost of living and in federal and state tax. Under no circumstances shall Executive's base salary be reduced during the term of this Agreement. Executive will be eligible to participate in any bonus plan adopted for senior executive staff. If MICOA/APAC or any of its affiliates undertakes a public stock offering, Executive will be eligible to participate in related stock plans, options or grants as a member of senior executive staff.

         5. EMPLOYMENT BENEFITS. During employment, Executive will receive the same perquisites and fringe benefits afforded to those designated as senior executive staff, subject to the terms of MICOA/APAC benefit plans.

         6. BUSINESS EXPENSES. MICOA/APAC shall pay or reimburse Executive promptly, upon presentation of appropriate vouchers, for all necessary business travel and entertainment expenses reasonably incurred by Executive in connection with

MICOA/APAC's business in accordance with company policy.

         7. TERMINATION AND SEVERANCE PAY. MICOA/APAC or Executive may otherwise terminate Executive's employment as provided below. Benefits will terminate when employment terminates subject to Executive's legal rights to continue or convert coverage, and as may further be provided below and in policies of insurance.

         (a)      TERMINATION OF EMPLOYMENT WITHOUT SEVERANCE PAY AND BENEFITS

                  (1) RESIGNATION OF EXECUTIVE. Except as provided in Paragraph 7(b)(2)(b) below, in the event of Executive's resignation Executive's compensation will terminate when employment terminates.

                  (2) TERMINATION BY MICOA/APAC WITH CAUSE. If Executive's employment is terminated by MICOA/APAC for cause as defined below, Executive shall be given written notice of termination, specifying with particularity the basis for termination; and Executive shall not in such case have to be given advance notice or an opportunity to cure the basis for such cause. Termination will be deemed to be for cause if Executive is dismissed for dishonesty, or for intentional commission of a wrongful or illegal act, or for material breach of this Agreement, or failure to perform the duties of Executive's position in a competent and conscientious manner. The Executive's compensation shall terminate as of the date specified in the written notice.

                  (3) DEATH OR DISABILITY OF EMPLOYEE. The Executive's employment shall terminate upon the death or disability of Executive. Disability shall mean the inability of Executive to perform duties with MICOA/APAC on a full-time basis for one hundred eighty (180) days within any period of three hundred sixty-five (365) consecutive days as a result of Executive's incapacity due to physical or mental illness as certified in writing by a physician mutually selected by Executive and MICOA/APAC acting in accordance with steps required from any relevant insurer. In the event that Executive's employment is terminated by reason of death or disability, Executive will not be entitled to any severance pay and Executive's compensation shall terminate as of the date of Executive's death or certification of disability. Executive will be eligible for life, health, and disability benefits (but not unvested 401(k) or pension) in accordance with the terms of the MICOA/APAC benefit plans.

         (b)      TERMINATION OF EMPLOYMENT WITH SEVERANCE PAY AND BENEFITS.

                  (1) If Executive's employment is terminated for any of the reasons stated below in 7(b)(2) as Qualifying Reasons, Executive shall receive severance pay equal to two (2) years of Executive's then current annual base salary plus one and one half (1 1/2) times Executive's bonus paid for the prior calendar year. For a period of twenty-four (24) months after termination, or until benefits of a subsequent employer are available, whichever is sooner, Executive shall be entitled to all benefits under MICOA/APAC's benefit plans (e.g. health, disability, life, but not including 401(k) or pension), as if Executive were still employed during such period, at the same level of benefits and at the same dollar cost to the Executive as is available to MICOA/APAC's senior executives; and if and to the extent that equivalent benefits shall not be payable or provided under any such plan, MICOA/APAC shall pay or provide tax equivalent benefits on an individual basis. The benefits provided in accordance with this paragraph shall be secondary to any comparable benefits available to Executive. In addition to the above, MICOA/APAC shall provide Executive six (6) months outplacement consultation services following termination. Rights under this paragraph 7(b)(1) are due and payable in full upon termination. Payments due to severance may be conditioned upon Executive signing a release of claims against MICOA/APAC in the form and content acceptable to MICOA/APAC or its relevant affiliates.

                  (2)      QUALIFYING REASONS:

                           (a) TERMINATION OF EXECUTIVE'S EMPLOYMENT BY MICOA/APAC WITHOUT CAUSE OR BY NONRENEWAL. Executive is terminated after its first three consecutive terms by nonrenewal of this Agreement upon at least six (6) month's notice, or if otherwise terminated without cause, as cause is defined in Paragraph 7(a)(2), above.

                           (b) TERMINATION OF EXECUTIVE'S EMPLOYMENT BY EXECUTIVE. Executive shall have the right to terminate this Agreement upon written notice to MICOA/APAC within sixty (60) days following the occurrence of one or more of the following events:

                                    i.      Executive is not retained as a
                                            member of the MICOA/APAC senior
                                            executive staff or in a comparable
                                            position with or on behalf of one or
                                            more of MICOA/APAC's affiliates.

                                    ii.     MICOA/APAC acts to materially reduce
                                            Executive's duties and
                                            responsibilities. Executive' duties
                                            and responsibilities shall not be
                                            deemed materially reduced solely by
                                            virtue of the fact that MICOA/APAC
                                            is sold to, or is combined with,
                                            another entity, provided that
                                            Executive shall continue to have
                                            substantially the same duties with
                                            respect to the new or successor
                                            entity.

                                    iii.    MICOA/APAC reduces Executive's then
                                            current annual base salary, contrary
                                            to Paragraph 4, above.

                                    iv.     MICOA/APAC permanently changes the
                                            geographic location of the
                                            performance of Executive's duties
                                            from the Lansing Area headquarters
                                            without Executive's agreement.

                                    v.      Within one (1) year of a Change in
                                            Control of MICOA/APAC.

                                    For purposes of Subparagraphs 7(b)(2),
                                    above, a "Change of Control" means any of the following events: (1) the sale of MICOA/APAC of all or substantially all of its assets to a single purchaser or group of associated purchasers; (2) the sale, exchange or other disposition of MICOA/APAC, in one transaction to any entity or entities not affiliated with MICOA/APAC, of more than fifty percent (50%) of the outstanding common stock of MICOA/APAC other than by a sale, exchange, or disposition of the common stock of MICOA/APAC resulting from a public or private offering of common stock of which offering is sponsored or initiated by MICOA/APAC and approved by its Board; (3) the merger or consolidation of MICOA/APAC in a transaction in which the stockholders of MICOA/APAC receive less than fifty percent

                                    (50%) of the outstanding voting stock of the new or continuing entity. MICOA's conversion to a stock entity and transactions related to that conversion shall not be deemed a Change of Control. A change of MICOA/APAC's Board of Directors, and/or Chief Executive Officer shall not constitute a Change of Control.


         8. SUCCESSORS AND ASSIGNS. This Agreement is binding upon and will be enforceable by MICOA/APAC and by its the successors and assigns of all or substantially all of its business, and any other corporation into which MICOA/APAC may be merged or consolidated. This Agreement, and any rights Executive may have to received payments, may not be assigned or pledged by Executive.

         9. RELATED COMPANIES. Notwithstanding Paragraph 8, above, MICOA/APAC may assign Executive to perform services for other companies that are under common ownership or control with MICOA/APAC, and may assign this Agreement to other companies that are under common ownership or control with MICOA/APAC. Such assignment may be made without Executive's consent.

         10. CONFIDENTIAL INFORMATION AND TRADE SECRETS. Executive acknowledges that he or she will be working with or exposed to confidential information and trade secrets, which are the property of MICOA/APAC and/or its affiliates. Such information includes, but is not limited to: client lists and information; medical data; financial data; sales data; marketing data; policyholder data; claims data; personnel information; business files; contracts; documents; business strategies; business opportunities; any and all information pertaining to potential or actual corporate acquisitions, mergers, consolidations, conversions, joint ventures, or other similar agreements; computer software, software codes, and software documentation, and other documents or information deemed confidential by MICOA/APAC and so designated to Executive. During and after employment with MICOA/APAC, Executive agrees not to share such information with any person outside of MICOA/APAC, except upon prior written authorization from MICOA/APAC following notice to and approval by its board of directors.

         11. MICOA/APAC BUSINESS ASSETS. The Parties agree that the business assets of MICOA/APAC include information regarding MICOA/APAC clients, and relationships with MICOA/APAC clients, and confidential information and trade secrets of MICOA/APAC, including those items listed in Paragraph 9 above. Executive also agrees that the work product of Executive produced in the course of employment with MICOA/APAC will be the property of MICOA/APAC and/or its affiliates. Executive agrees that MICOA/APAC and/or its affiliates shall own the copyright, patent, and other property rights in such work product, and that this work product will be "work made for hire" for copyright purposes. Upon termination of employment, Executive shall deliver to MICOA/APAC all work product, and all confidential information and trade secrets (including but not limited to the items listed in Paragraph 10), and Executive shall not retain any copies. If there is any breach or threatened breach by Executive of the provisions of this paragraph or Paragraph 10, MICOA/APAC shall be entitled to injunctive relief against Executive or those persons or entities with whom Executive is then affiliated, and to reasonable damages, including reasonable attorneys' fees. Such reasonable damages shall include at a minimum but not exclusively the amount of any benefit which Executive would receive from disclosing or using the information.


         12. EMPLOYMENT LIMITATION. Executive agrees that for a period of one (1) year after termination of employment with MICOA/APAC, Executive will not directly or indirectly solicit business from or sell any service or product to any clients of MICOA/APAC or clients of its affiliates for any types of insurance or other services or products which are offered by or through MICOA/APAC or its affiliates. Clients include current insureds and any persons or entity insured or serviced for a fee by MICOA/APAC or its affiliates during the one-year period preceding termination of

Executive's employment. Executive also agrees that for a period of six (6) months after termination of employment with MICOA/APAC, Executive will not accept employment in a similar job capacity with any entity which has a services contract with MICOA/APAC or with a company MICOA/APAC owns or manages, or had such a relationship with within the six (6) months preceding termination employment. Executive also expressly agrees that for a period of two (2) years after termination of employment with MICOA/APAC, Executive will not directly or indirectly induce, attempt to induce, or enable or support the inducement of any employee to depart from or cease employment with MICOA/APAC or its affiliates, nor will Executive interfere with or disrupt MICOA/APAC's or its affiliates' relationships with other employees. If there is any breach or threatened breach of this paragraph, MICOA/APAC and its affiliates shall be entitled to injunctive relief against Executive or those persons or entities with whom Executives is then affiliated, and reasonable damages, including reasonable attorneys' fees.



         13. ARBITRATION OF DISPUTES. Employee and MICOA/APAC agree that any employment-related dispute between them will be submitted for resolution by arbitration, rather than by litigation. Employee waives the right to submit any discrimination claims or other employment-related claims in a court proceeding, and elects instead to submit any such claims to arbitration. This agreement to resolve disputes through arbitration is not a waiver of any of Employee's substantive rights or remedies under law, and the arbitrator shall have the authority to grant any remedy or relief that could be granted in a court proceeding. The arbitration will be conducted in accordance with the American Arbitration Association's National Rules for the Resolution of Employment Disputes. If Employee initiates an arbitration proceeding, MICOA/APAC will reimburse Employee for one-half of the initial filing fee. The arbitrator shall also have the authority to award reimbursement of fees and expenses as part of the remedy, in accordance with applicable law. Employee and MICOA/APAC agree that judgment upon the award rendered by the arbitrator may be entered in any court having proper jurisdiction.

         14. RESOLUTION OF DISPUTES. This Agreement will be governed by and interpreted in accordance with the laws of the State of Michigan.

         15. ENTIRE AGREEMENT, ETC. This written contract is the entire Employment Agreement between the parties, and it supersedes all prior negotiations, employment interviews, communications, and understandings between the Parties. There are no other Employment Agreements between the Parties. This Agreement may only be changed by a written agreement signed by MICOA/APAC's Chief Executive Officer, and approved by its Board of Directors. If one or more of the provisions of this Agreement are held to be unenforceable, the remainder of the Agreement shall be effective.


                  Dated this 11th day of October, 2000.

EXECUTIVE                            MUTUAL INSURANCE
                                     CORPORATION
                                               OF
                                     AMERICA/AMERICAN PHYSICIANS
                                     ASSURANCE CORPORATION

Margo C. Runkle                      William B. Cheeseman

- ----------------------------         ----------------------------------------
Margo C. Runkle                      President and Chief Executive Officer